INCOME TAXES	12 Months Ended
Jul. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
10.	INCOME TAXES

As of July 31, 2017, the Company had no accrued interest and penalties related to uncertain tax positions. The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 34% to pre-tax income from continuing operations for the years ended July 31, 2017 and 2016 is noted below.  As management cannot determine that is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been recorded.

A reconciliation of income taxes (recovery) at statutory rates with the reported taxes is as follows:

	2017	2016

Loss before income taxes	$(4,190,955)	$(633,466)

Expected income tax (recovery) at statutory tax rates	$(1,669,000)	$(215,000)
Change in statutory, foreign tax, foreign exchange rates and other	(181,000)	—
Permanent differences	496,000	186,000
Valuation allowance	1,354,000	29,000

Income tax recovery	$—	$—

Significant components of deferred tax assets (liabilities) that have not been included on the Company’s balance sheet are as follows:

	2017	2016

Deferred tax assets (liabilities):
Mineral properties	$58,000	$(72,000)
Net operating loss carry-forwards	1,857,000	632,000

Unrecognized deferred tax assets	$1,915,000	$560,000

The Company has approximately $4,660,000 in net operating losses which may be carried forward and applied against taxable income in future years.  Net operating loss carry-forwards, if not utilized, start to expire in 2033. The benefits of these losses and other tax assets have not been recognized in these financial statements.

Tax attributes are subject to review and potential adjustments by tax authorities.